RESIGNATION

         I, Michael Muldavin, being the undersigned, hereby resign my position as a Director of Brighton Technologies Corporation, effective immediately.

Dated:  3 November, 2000

                                                        /s/ Michael Muldavin
                                                        -----------------------
                                                        Michael Muldavin